Exhibit 4.1
                            LSI Logic Corporation

                     International Employee Stock Purchase Plan

                             Plan Document

                           September 1996



This International Employee Stock Purchase Plan must be read together with the attached County Addendum for the country in which you are employed. Where terms of the Country Addendum are inconsistent with those stated in this document, the terms of the Country Addendum shall govern.


Revision Date:  July, 1996








LSI Logic logo is a registered trademark of LSI Logic Corporation.
All other brand and product names may be trademarks of their respective companies.


















                                              TABLE OF CONTENTS

General                                                                  1
Eligibility
   Who May Participate                                                   3
Enrollment
     Enrolling in the International Purchase Plan                        4
     Participants in the United States Plan                              5
     Automatic Re-Enrollment in Subsequent Offering Period               6
Basic Terms
     Purchase of Company Shares                                          7
     Payroll Deductions                                                  7
     Changing Your Contribution Level                                    8
     Exercise Price                                                      9
     Offering Period/Exercise Period                                     9
     Exchange Rate                                                      10
     Transition Rules for Former United States Plan Participants        10
     Determination of Fair Market Value                                 11
     Examples                                                           12
     Automatic Early Transfer to a New Offering Period                  13
     Limitations on Company Shares You May Purchase                     14
     Use of Excess Funds                                                15
     Termination of Plan Participation                                  16
     Withdrawing from the International Purchase Plan                   17
     Designating Your Beneficiary                                       18
     Nonassignability                                                   19
     Capital Changes                                                    19
     Conditions upon Issuance of Company Shares                         20
Plan Administration
     Administration of the International Purchase Plan                  21
     Designation of Employer Subsidiaries and Country Addenda           21
     Third Party Fiduciaries                                            22
     Amendment and Termination of the International Purchase Plan       22
     Broker Accounts                                                    23
          General                                                       23
          Sale of Company Shares                                        23
     Notices                                                            23
Reports
    Employee Stock Purchase Transmittals                                25
Tax Consequences
     Tax Implications of Purchasing and Selling Your Company Shares     26
     Withholding and Employee-Paid Social Insurance                     26
Other Information
     Obtaining Additional Information                                   28

GENERAL

The Board of Directors of LSI Logic Corporation (the "Company") has adopted the International Employee Stock Purchase Plan (the "International Purchase Plan") in order to provide employees of designated LSI Logic subsidiaries with the opportunity to enjoy the economic benefits of Common Stock of the Company (the "Company Shares") at a discounted market price through payroll deductions. Participation in the International Purchase Plan is voluntary.

As used in this International Purchase Plan, "Company Board" means the Board of Directors of the Company (or a committee appointed by such Board of Directors) to administer the International Purchase Plan. As used in this document, "Employer Subsidiary" means those subsidiaries of the Company that have been designated by the Company as participants in the International Purchase Plan.

IMPORTANT NOTE:

An effort has been made to have the terms of the International Purchase Plan apply to all International Purchase Plan participants regardless of the country in which the participant is employed. Notwithstanding the foregoing, certain different or additional terms may apply for the International Purchase Plan as it applies to the country in which you are employed to accommodate local requirements.

Those terms are set forth in attachments to this International Purchase Plan, and each is referred to herein as a "Country Addendum".

Accordingly, this document must be read together with the Country Addendum that applies to your Employer Subsidiary. Where terms of your Country Addendum are different from those stated in this document, the terms of the Country Addendum shall govern.

This International Purchase Plan, together with the attached Country Addendum, if any, constitute part of a prospectus covering securities that have been registered in the United States under the Securities Act of 1933.


ELIGIBILITY

Who May Participate

You qualify to participate in the International Purchase Plan and are therefore an "Eligible Employee" if all of the following are true:

You are working as a regular employee of an Employer Subsidiary.
(Temporary employees are not eligible to participate in the International Purchase Plan.)

You are regularly scheduled by an Employer Subsidiary to work for more than 20 hours per week and are working for an Employer Subsidiary more than five (5) months in each calendar year.

You do not own five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, and

You are not an "Executive Officer" of the Company within the meaning of Section 16 of the United States Securities Exchange Act of 1934, as amended.


ENROLLMENT

Enrolling in the International Purchase Plan

An Eligible Employee may become a participant in the International Purchase Plan by completing the attached subscription agreement ("International Purchase Plan Subscription Agreement") authorizing payroll deductions and submitting it to your Employer Subsidiary's payroll department (the "Payroll Department") during an Open Enrollment Period.

There are two "Enrollment Dates" each calendar year: April 1 and October 1. Open enrollment is held during March and September before each Enrollment Date (the "Open Enrollment Periods").

You must submit a completed International Purchase Plan Subscription Agreement during the Open Enrollment Period in order to participate as of the next Enrollment Date if:

     You are a new participant,
     You wish to increase the percentage withheld, or You are enrolling following a period of non-participation.

Open Enrollment occurs each March and September.

Your payroll deductions begin with the first payroll date after the Enrollment Date.

If you miss the deadline for enrolling, you must wait until the next Open Enrollment Period to enroll in the International Purchase Plan.

Participants in the United States Plan

Employees currently employed by an Employer Subsidiary and currently participating in the Company Employee Stock Purchase Plan (the "United States Plan") will no longer be eligible to participate in the United States Plan for any Exercise Period under the United States Plan beginning after September 30, 1996.

Your participation in the United States Plan will be automatically terminated on September 30, 1996. Even if you are a participant in the United
States Plan, you must complete and submit an International Plan Subscription Agreement during the Open Enrollment Period in September 1996 to participate in the International Purchase Plan.

If you are a participant in the United States Plan throughout the Exercise Period ending September 30, 1996, special rules regarding Exercise Price will apply for calculation of your Exercise Price. (See Transition Rules for Former United States Participants.)


Automatic Re-Enrollment in Subsequent Offering Period

A new Offering Period begins each April 1 and October 1; however, you may be enrolled in only one Offering Period at a time. Once you have completed an International Purchase Plan Subscription Agreement authorizing payroll deductions to initially enroll in the International Purchase Plan, you will be re-enrolled automatically as a participant in future Offering Periods when an Offering Period in which you are currently enrolled ends UNLESS:

     You withdraw from participation,

     Your employment terminates,

     You become otherwise ineligible to participate in the International Purchase Plan, or your participation has terminated for any other reason,

     Your Employer Subsidiary withdraws from the International Purchase Plan, or

     The International Purchase Plan terminates.


BASIC TERMS

Purchase of Company Shares

The International Purchase Plan operates as a series of options granted to the participating employees to purchase Company Shares at the end of each Exercise Period at the Exercise Price. If you are properly enrolled and remain eligible, you may exercise the option for a particular Exercise Period by remaining in the International Purchase Plan through the Exercise Date. At the end of each Exercise Period, your payroll deductions accumulated during the Exercise Period shall be used by the Company to automatically purchase the maximum number of whole shares of Company Shares that you are entitled to purchase under the International Purchase Plan.


Payroll Deductions

You may contribute from 1% to 10% of your Eligible Compensation to the International Purchase Plan. The percentage you deduct must be expressed in whole numbers.

For purposes of the International Purchase Plan, your "Eligible Compensation" means all regular straight time earnings. Unless otherwise expressly provided in your Company Addendum, Eligible Compensation excludes, among other things:
     payments for overtime
     shift premiums
     incentive compensation
     incentive payments
     transportation allowances
     meal allowances
     dependent allowances
     profit sharing
     bonuses (including seasonal bonus)
     disability pay (other than short term salary continuation) commissions other compensation

Unless otherwise required under the laws of your country (see your applicable Country Addendum), there are no restrictions on the Employer Subsidiary's use of such accumulated payroll deductions.


Changing Your Contribution Level

Once you are enrolled in the International Purchase Plan, at any time you may reduce your contributions to a lower level (but not below 1% of your Eligible Compensation). Reducing your contribution level does not change your Exercise Price. To reduce your contribution level, submit a new International
Purchase Plan Subscription Agreement to your Payroll Department showing the change in contribution level.

To increase your contribution level, you must submit a new International Purchase Plan Subscription Agreement showing the change in contribution level. The increased contribution level will not be effective until the Exercise Period following the next Exercise Date. Your contribution level may be increased to a maximum of 10%; however, increasing your contribution level does not change your Exercise Price.

Offering Period/Exercise Period

An "Offering Period" lasts for 24 consecutive months unless you:

     withdraw
     cease to be an Eligible Employee, or
     are automatically transferred to a new Offering Period.

Each 24-month Offering Period consists of four consecutive "Exercise Periods" of six months each. Offering Periods begin either on April 1 or October 1.

An "Exercise Date" is the last date of each Exercise period within the Offering Period, which is either March 31 or September 30. During any 24 month Offering Period, there will be four Exercise Dates on which purchases of Company Shares will automatically be made for you using your accumulated payroll deductions.


Exercise Price

Unless the special rules described in Transition Rules for Former United States Plan Participants apply, the price (the "Exercise Price") paid for Common Shares purchased under the International Purchase Plan on an Exercise Date is equal to the lower of:

 85% of the fair market value of the Company Shares on the first day of the Offering Period in which the Exercise Date falls; or

 85% of the fair market value of the Company Shares on the Exercise Date.


Exchange Rate

The exchange rate used for calculating the number of Company Shares to be purchased with your payroll deductions is the applicable exchange rate published in the Western Edition of the Wall Street Journal on the last Thursday of the fiscal quarter ending closest to the Exercise Date.

Transition Rules for Former United States Plan Participants

Special transition rules are established with the objective of giving participants in the United States Plan who are employed by Employer Subsidiaries the benefit of the Exercise Price they enjoy under the United States Plan as of September 30, 1996. The transition rules apply to you if:

 You were a participant in the United States Plan through September 30, 1996;

 The beginning of your 24-month Offering Period under the United States Plan (the "United States Plan Enrollment Date") was April 1, 1995, or later;

 You are eligible to participate in the International Purchase Plan as of October 1, 1996, and you submit the International Purchase Plan Subscription Agreement during the Open Enrollment Period in September 1996; and

 The fair market value of the Company Shares is no less on September 30, 1996, than it was on your United States Plan Enrollment Date.

If these transition rules apply to you, your initial "Offering Period" under the International Purchase Plan will commence on October 1, 1996, and unless earlier terminated under the provisions of Automatic Early Transfer to a New Offering Period, the transitional Offering Period will end on that Exercise Date 24 months after the commencement of your final Offering Period under the United States Plan. Furthermore, during such transitional Offering Period under the International Purchase Plan, the "Exercise Price" shall equal to the lower of:

 85% of the fair market value of the Company shares on the first day of your last Offering Period under the United States Plan; or

 85% of the fair market value of the Company Shares on the Exercise Date.

After the end of this transitional Offering Period, the general rules for fixing the Exercise Price shall apply.


Determination of Fair Market Value

The fair market value of the Company Shares on a particular calendar date is the closing price of the Company Shares on the New York Stock Exchange ("NYSE") for that date in the United States, as reported in the Western Edition of the Wall Street Journal. However, if a closing price is not available for a particular date, then the fair market value to be used for that date will be the closing stock price as of the last preceding trading day on the NYSE for which a closing price is available. For example, if the first day of your Offering Period falls on a Saturday, the closing price of the Company Shares on the preceding Friday (or on the last preceding NYSE trading day, if that Friday is not a business day) would be deemed the fair market value on the first day of the Offering Period.


Examples

The examples below and the examples in the following sections are intended as illustrations only and are not based on any actual or predicted value or performance of Company Shares.

   Fair Market Value Higher on Exercise Date than on First Day of Offering
Period
   Let's assume that the fair market value of Company Shares was US$8.00 per share on the first day of your Offering Period. Assume that on a future Exercise Date in the Offering Period, the fair market value of the Common Stock had risen to US$10.00 per share.



As illustrated below, your Exercise Price would be US$6.80:

The lower of:

       85% x US$8.00= US$6.80            or
       85% x US$10 .00= US$8.50

Your Exercise Price is US$6.80

 Fair Market Value Lower on Exercise Date than on the First Day of Offering
Period

Let's assume that the fair market value of Company Shares was US$8.00 per share
on the first day of your Offering Period.   Assume that the fair market value
of the Common Shares as of the next Exercise Date had decreased to US$7.00 per share.

As illustrated below your Exercise Price would be US$5.95.

The lower of:

       85% x US$8.00 = US$6.80             or
       85% x US$7.00 = US$5.95



Automatic Early Transfer to a New Offering Period

If the fair market value of the Company Shares is lower on an Exercise Date than it was on the first day of the Offering Period, then you are automatically withdrawn from that Offering Period immediately after your purchase of Company Shares on such Exercise Date, and you will be automatically re-enrolled in a new Offering Period commencing immediately after that Exercise Date.

For example, in the second example described above, the fair market value on the first day of your current Offering Period was US$8.00, but had declined to US$7.00 on the Exercise Date. Regardless of how many months have elapsed under your current Offering Period, you would be automatically withdrawn from that Offering Period following your purchase of Company Shares on the Exercise Date and you would be re-enrolled automatically in a new Offering Period beginning the next day.


Limitation on Company Shares You May Purchase

At the beginning of each Offering Period, the maximum number of Company Shares you may purchase during the Offering Period will be calculated. This maximum number of Company Shares you may purchase during an Offering Period is four times the number of Company Shares determined by dividing 10% of the annual rate of your Eligible Compensation as of the first day of the Offering Period by 85% of the fair market value of the Company Shares as of such day.

If, before the end of an Offering Period, you purchase the maximum number of Company Shares available to you to purchase during that Offering Period you will continue to be enrolled in the International Purchase Plan but you will not be permitted to make any further purchases during that Offering Period.

No employee will be permitted to buy, pursuant to the International Purchase Plan (or any other employee stock purchase plans of the Company or its subsidiaries,) Common Shares having a value of more than US$25,000 (determined using the fair market value of the Company Shares on the first day of such employee's Offering Period) in any calendar year. This means that your annual payroll contributions cannot exceed US$21,250.

The Company Board initially reserved 300,000 Company Shares for purchase by all participants under the International Purchase Plan. If the total number of Company Shares to be purchased on any Exercise Date exceeds the remaining reserved Company Share then available under the International Purchase Plan, a pro rata allocation of the available Company Shares will be made among the participants, and the International Purchase Plan will terminate unless additional Company Shares are added to the International Purchase Plan.

Additional limitation on the number of Company Shares that an employee may purchase apply for employees of certain Employer Subsidiaries. Please refer to the appropriate Country Addendum.

Use of Excess Funds

Any contributions remaining in your account after the stock purchase has been made for the current Exercise Date will be held in your account and applied to purchase Common Shares on the next Exercise Date within the Offering Period in which you are enrolled. Your International Purchase Plan Subscription Agreement authorizes the Employer Subsidiary to retain any excess funds remaining in your account after the last Exercise Date within an Offering Period and apply them to purchase Common Shares during the next Offering Period, in which you will be enrolled automatically as authorized by your International Purchase Plan Subscription Agreement. All contributions held in your account are held without accrual of interest, unless otherwise required under the laws of your country (see your applicable Country Addendum).



Termination of Plan Participation

Your eligibility to participate in an Offering Period under the International Purchase Plan is dependent on your maintaining continuous status as a regular employee working at least 20 hours per week during the Offering Period.
Your continuous employee status would be broken by any interruption in or termination of services as an employee, except in the case of a leave of absence agreed to in writing by your Employer Subsidiary (an "Approved Leave of Absence").

If the number of hours you are regularly scheduled to work drops below 20 hours per week, or if there is another kind of a break in your continuous status as a regular employee (other than an Approved Leave of Absence), you will be deemed to have withdrawn from the International Purchase Plan, and the payroll deductions made since the last Exercise Date will be returned to you without interest, unless the laws of your country otherwise require.

If your employment with an Employer Subsidiary terminates for any reason, all payroll deductions made since the last Exercise Date will be returned to you without interest, unless the laws of your country require otherwise. See the appropriate Country Addendum.

Notwithstanding the above, your transfer from one Employer Subsidiary to another Employer Subsidiary shall not alone be considered a break in your continuous status as a regular employee. In the event of such a transfer, however, your participation in thePlan would be subject to he Country Addendum applicable to your new Employer Subsidiary.

Withdrawing from the International Purchase Plan

You may withdraw from the International Purchase Plan at any time by submitting a notice of withdrawal to the Payroll Department of your Employer Subsidiary. Your accumulated contributions will be returned to you without interest
(unless the laws of your country require otherwise - see the appropriate Country Addendum) in the paycheck following receipt and processing of your notice of withdrawal. After withdrawal, you may not re-enroll in the same Offering Period, although you may enroll in future Offering Periods by completing an International Purchase Plan Subscription Agreement and submitting it to the Payroll Department during a later Open Enrollment
Period. If you re-enroll after withdrawal, you will have a different Exercise Price determined as of the first day of the new Offering Period.

Designating Your Beneficiary

In the event of your death while you are enrolled in the International Purchase Plan, your participation will immediately cease and no Company Shares will thereafter be purchased for you. Subject to the laws of your country:

  You may designate one or more beneficiaries in your International Purchase Plan Subscription Agreement to receive your unused payroll deductions in the event of your death.

  Unused payroll deductions will be paid without interest.

  You may change your beneficiary at any time by submitting a revised International Purchase Plan Subscription Agreement to the Payroll Department of your Employer Subsidiary. If no living beneficiary is designated, payment of unused payroll deduction will be made to your estate.

Laws governing the disposition of decedent's property vary widely from country to country. It is highly recommended that you consult with your own independent legal counsel to make certain that you have taken all necessary steps to ensure that your desired disposition of undistributed Company Sharers and payroll deductions in the event of your death can be accomplished.


Nonassignability

Unless where otherwise required under local law, none of your rights or accumulated payroll deductions under the International Purchase Plan may be pledged, assigned, transferred or otherwise disposed of for any reason (other than by will or the laws of descent and distribution). Any such attempt may be treated as an election to withdraw from the International Purchase Plan.


Capital Changes

If the number of Company Shares outstanding is increased or decreased by way of stock split, stock dividend or otherwise (but not including conversion of any convertible debentures) without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of Company Shares subject to purchase under the International Purchase Plan by each participant and in the purchase price per share, subject to any required action by the stockholders of the Company.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such dissolution or liquidation unless otherwise provided by the Company Board. In the event of the proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each participant's rights under the International Purchase Plan will be assumed or an equivalent right will be substituted by the successor corporation, unless the Company Board determines, in its discretion, to accelerate the Exercise Date(s) for all current participants.

All such adjustments shall be made by the Company Board, whose determination in that respect shall be final, binding and conclusive. Unless expressly stated above, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect the number or price of shares of Company Stock under this International Purchase Plan.


Conditions upon Issuance of Company Shares

Company Shares shall not be issued to you under this International Purchase Plan unless the exercise of your option to purchase such Company Shares and the issuanceand delivery of such Company Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Company Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.


PLAN ADMINISTRATION

Administration of the International Purchase Plan

The International Purchase Plan shall be administered by the Company Board. All questions of interpretation or application of the International Purchase Plan are determined in the sole discretion of the Company Board and its decisions are final and binding upon all participants. No member of the Company Board may participate in the International Purchase Plan.

No charges for administrative costs may be made against the payroll deductions of a participant in the International Purchase Plan. Members of the Company Board receive no additional compensation for their services in connection with the administration of the International Purchase Plan.

Subject to such rules, procedures and instructions as may be adopted by the Company Board, each participating Employer Subsidiary shall be responsible for making all payroll deductions (including related withholding and social insurance contributions) for its participating employees, for filing and distributing all reports and disclosures that may be required under local law, and for otherwise ensuring compliance with all applicable local laws relating to administration of the International Purchase Plan.


Designation of Employer Subsidiaries and Country Addenda

The Company Board may designate any subsidiary of the Company as a participatingEmployer Subsidiary in the International Purchase Plan. The Company Board may, in addition, modify one or more provisions of the Plan solely as it applies to such Employer Subsidiary. Any such Country Addendum shall be attached to the copy of the International Purchase Plan distributed to the Eligible Employees of the applicable Employer Subsidiary.



Third Party Fiduciaries

Certain countries may prohibit employees from directly owning Company Shares purchased on their behalf under the International Purchase Plan. If local law so requires or if the Company Board determines that distribution of proceeds could not be accomplished without undue liability or expense to either the Company or yourEmployer Subsidiary, your Employer Subsidiary may provide for maintenance of the accounts with a third party fiduciary for your benefit. Please refer to your applicable Country Addendum to determine whether such arrangements apply to you.

Amendment and Termination of the Plan

The Company Board may at any time amend or terminate the International Purchase Plan or any particular Country Addendum, or withdraw an Employer Subsidiary from the International Purchase Plan, except that such amendment or termination will not adversely affect your participation in an Offering Period for which you are already enrolled.

Broker Accounts

  General

Unless otherwise provided in the applicable Country Addendum, an individual brokerage account (the "Employee Account") with a broker selected by the Company (the "Broker") will automatically be opened for you when you enroll in the International Purchase Plan. The Employee Account set up for you is only for Common Shares purchased through the International Purchase Plan.

  Sale of Company Shares

At the close of each Exercise Period, the Company will provide the purchase information to the Broker. The Broker will then credit each Employee Account with the Company Shares purchased. You will be charged a commission at then applicable Broker rates if you sell your Company Shares.

Notices

Any notice or other communication from you to the Company in connection with the International Purchase Plan shall be considered properly given only if and when it is received in the form specified by the Company at the following location:

LSI Logic Corporation
Stock Administration
1551 McCarthy Blvd.
Mail Stop D-206
Milpitas, California 95035

Any notice or other communication from you to your Employer Subsidiary in connection with the International Purchase Plan shall be considered properly given only if andwhen it is received in the form specified by the Employer Subsidiary at the location designated in the attached Country Addendum.

The Employer Subsidiary and the Company may at any time change such notice addresses upon prior written notice to you.

Reports

Employee Stock Purchase Transmittals

Twice a year, following each kExercise Date, you will receive an Employee Stock Purchase transmittal, which will detail the number of Company Shares purchased for you in the preceding Exercise Date, the price paid per share and any remining cash balance.


TAX CONSEQUENCES

Tax Implications of Purchasing and Selling Your Company Shares

The Country Addendum applicable to you provides a brief summary of general rules regarding the tax consequences in the country in which you are employed. The Country Addendum does not purport to be a complete description of all tax implications of participation in the International Purchase Plan, nor does it purport to discuss theincome tax implications of the International Purchase Plan under the laws of each state, province, district or local government in which you may reside or otherwise be subject to tax.

Withholding and Employee-Paid Social Insurance

Certain countries treat as taxable compensation the excess of the fair market value of the Company Shares on the Exercise Date over the Exercise Price. Certain countries also treat as taxable gain some or all of the excess, if any, of the sale price over the fair market value of the Company Shares as of the Exercise Date. (See your applicable Country Addendum.)

Some of those countries also require that the Employer Subsidiary withhold and remit sums on behalf of the employee in respect of income taxes and/or social insurance contributions. Any income, social or other taxes imposed on you for the income arising from your participation in this International Purchase Plan will be your responsibility.

The means by which this tax is satisfied will require that you pay all sums to the Employer Subsidiary upon the purchase of Company Shares under the International Purchase Plan, regardless of when you sell all or a portion of those Company Shares.

The attached Country Addendum will describe the mechanism by which such economic burden is passed to you.

You are strongly urged to consult your own tax advisor concerning the application of the various tax laws which may apply to your particular situation.


OTHER INFORMATION

Obtaining Additional Information

Upon written or oral request to the Company, you may obtain copies, without charge, of any of the following documents, which are incorporated by reference in the Section 10(a) prospectus:

   The Company's Annual Report on Form 10-K for the most recent fiscal year;

   The Company's definitive Proxy Statement for the Company's most recent Annual Meeting of Stockholders;

   The Company's Quarterly Report(s) on Form 10-Q for the quarter(s) ended since the end of the Company's most recent fiscal year;

   The description of the Company Shares contained in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission of August 29, 1989;

   All documents filed by the Company pursuant to Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934 after the date of the Registration Statement under which securities described herein are registered.

In addition, upon written or oral request to the Company, you may obtain a copy, without charge, of the Company's most recent Annual Report to Stockholders.

Requests for any of the documents described above should be directed to:

LSI Logic Corporation
Stock Administration
1551 McCarthy Blvd.
Mail Stop D-206
Milpitas, California  95035
Phone 01 408 433 6810

For further information concerning the International Purchase Plan, contact the LSI Logic Corporation Stock Administration Department.


                              COUNTRY ADDENDUM
                                  (Canada)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the International Purchase Plan. It is not intended as tax advice or as a definitive or complete description of such tax consequences. Actual tax consequences may vary depending upon your individual circumstances; therefore, you are strongly advised to consult your own independent tax advisor regarding tax consequences of participation in the International Purchase Plan.

 Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

 The plan is not a qualified plan under Canadian tax law. Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference (the "Spread") between the fair market value as of the date of purchase of the Company Shares and the purchase price actually paid under the International Purchase Plan.

 In addition, a second taxable event occurs upon your sale of the Company Shares. On such sale, if there is a difference between the sale price of the Company Shares and the fair market value of the Company Shares as of the date of purchase under the International Purchase Plan, such sale will give rise to taxable gain or loss, as the case may be. Consult your individual tax advisor regarding the proper tax treatment of gain or loss arising from such sales.

 Your participation in the International Purchase Plan will be reported to the Canadian taxing authorities. Your sale of the Company Shares will also be reported as required.

Withholding/Social Insurance

 Presently, there are no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan. If the laws of the country of your Employer Subsidiary change with respect to this, you shall be required to reimburse the Employer Subsidiary for any income tax withholding and any employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan.

Directors of the Employer Subsidiary Who Are Part-time Employees

 Notwithstanding any contrary provision of the International Purchase Plan, no individual who is a director on the Board of Directors of LSI Logic Corporation of Canada, Inc., and who is not a full time employee of LSI Logic Corporation of Canada, Inc., is eligible to participate in the International Purchase Plan.


                            COUNTRY ADDENDUM
                               (Denmark)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the International Purchase Plan. It is not intended as tax advice or as a definitive or complete description of such tax consequences. Actual tax consequences may vary depending upon your individual circumstances; therefore, you are strongly advised to consult your own independent tax advisor regarding tax consequences of participation in the International Purchase Plan.

  Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

  Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.
Income tax withholding as well as both employer and employee social insurance contributions will have to be paid in respect of such purchase in amounts also based upon a percentage of the Spread. (See Withholding/Social Insurance, below.)

 In addition, a second taxable event may occur upon your sale of the Company Shares. On such sale, if there is a difference between the sale price of the stock and
the fair market value of the stock as of the date of purchase under the
 International
Purchase Plan, such sale will give rise to taxable gain or loss.  The tax rate imposed on
such gain will depend on the length of time you have held the Company Shares. Consult your individual tax advisor regarding the proper tax treatment of gain or loss
arising from such sales.

  Your participation in the International Purchase Plan will be reported to the Danish taxing authorities. Your sale of the Company Shares will also be reported as required.

Withholding/Social Insurance

  You shall be required to reimburse the Employer Subsidiary for any income tax withholding and any employee social insurance contributions payable in respect of the
purchase of Company Shares under the International Purchase Plan.  Your
 Employer
Subsidiary shall furnish you a notice after the end of each Exercise Period indicating
your liability to your Employer Subsidiary for social insurance contributions and withholding. Such reimbursement amount shall be payable upon demand. If not paid
in time to be reported to your Payroll Department, such amount shall be deducted from
your next paycheck(s).


                         COUNTRY ADDENDUM
                            (France)

Tax Consequences

  The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     This plan is not a qualified plan under French law. Your purchase of Company
Shares under the International Purchase Plan will be treated as a taxable event giving
rise to taxable income equal to the difference (the "Spread") between the fair market
value as of the date of purchase of the Company Shares and the purchase price actually paid under the International Purchase Plan. Both employer and employee
social insurance contributions will also have to be paid in respect of such purchase in amounts also based upon a percentage of the Spread. (See Withholding/Social Insurance, below.)

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

 Your participation in the International Purchase Plan will be reported to the French taxing authorities. Your sale of the Company Shares will also be reported as required.

Withholding/Social Insurance

     You shall be required to reimburse your Employer Subsidiary for any employee
social insurance contributions payable in respect of the purchase of Company
 Shares
under the International Purchase Plan.  Your Employer Subsidiary shall furnish you a
notice after the end of each Exercise Period indicating your liability to your
 Employer
Subsidiary for social insurance contributions.   Such reimbursement amount
 shall be
payable upon demand.  If not paid in time to be reported to your Payroll
 Department,
such amount shall be deducted from your next paycheck(s).

     Presently, there is no income tax withholding payable in respect of the purchase of
Company Shares under the International Purchase Plan.  If the laws of France change
with respect to this, you shall be required to reimburse your Employer
 Subsidiary for
any income tax withholding payable in respect of the purchase of Company Shares under the International Purchase Plan.

                         COUNTRY ADDENDUM
                           (Germany)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.
Income tax withholding as well as both employer and employee social insurance contributions will have to be paid in respect of such purchase in amounts also based
upon a percentage of the Spread. (See Withholding/Social Insurance, below.)

     In addition, a second taxable event may occur upon your sale of the Company
Shares.  On such sale, if there is a difference between the sale price of the
 Company
Shares and the fair market value of the Company Shares as of the date of purchase
under the International Purchase Plan, such sale may give rise to taxable gain or loss,
as the case may be depending on the length of time you have held the Company Shares. Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

     Your participation in the International Purchase Plan will be reported to the German taxing authorities. Your sale of the Company Shares will also be reported as required.



Withholding/Social Insurance

     You shall be required to reimburse your Employer Subsidiary for any income tax withholding and any employee social insurance contributions payable in respect of the
purchase of Company Shares under the International Purchase Plan. Your Employer Subsidiary shall furnish you a notice after the end of each Exercise Period indicating
your liability to your Employer Subsidiary for social insurance contributions
 and
withholding.  Such reimbursement amount shall be payable upon  demand.
  If not paid
in time to be reported to your Payroll Department, such amount shall be deducted from
your next paycheck(s).

                         COUNTRY ADDENDUM
                          (Hong Kong)


Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences. Actual tax consequences may vary depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.

     Under Hong Kong law presently, your sale of the Company Shares does not give rise to a taxable event.  Consult your individual tax advisor regarding the proper tax
treatment of gain or loss arising from such sales.

     Your participation in the International Purchase Plan will be reported to the Hong
Kong taxing authorities.


Withholding/Social Insurance

     Presently, there are no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan. If the laws of Hong Kong change with respect to this, you
shall be required to reimburse your Employer Subsidiary for any income tax withholding
and any employee social insurance contributions payable in respect of the purchase of
Company Shares under the International Purchase Plan.

                         COUNTRY ADDENDUM
(Israel)

Immediate Sale of Shares

     The Company will transfer Company Shares purchased with your payroll deductions under the International Purchase Plan to an account with a broker (the
 "Broker") in the
name of an Israeli bank designated by the Company (the "Bank"), which Bank is appointed to acting on behalf of the participating Israeli employees. In other words, due
to Israeli law, Company Shares will not be directly transferred to you.
 The Broker will
sell the Company Shares for the Bank, and the U.S. Dollar sale proceeds will be exchanged into Israel currency and deposited with the Bank in Israel.
There, the funds will be allocated among the participating Israeli employees according
to the Company Shares that the Bank held for each.

     Once divided, your share of the funds will be deposited into separate deposit accounts opened in your name.  The Bank will be authorized to charge against your
account your proportionate share of fees arising from the sale of the Company
 Shares
that the Broker will charge and both a dealer commission and transfer fees that the
Bank will charge.

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not tax deductible.

     This plan is not a qualified plan under Israel law. The purchase and sale of
Company Shares on your behalf will be treated as a taxable event giving rise to taxable
income equal to the difference (the "Net Proceeds") between the total sale proceeds
(net of commissions) and the purchase price actually paid under the
 International
Purchase Plan.  Income tax withholding as well as both employer and employee social
insurance contributions will have to be paid in respect of such income in amounts also
based upon the Net Proceeds. (See Withholding/Social Insurance, below.)

     The purchase and sale of Company Shares on your behalf under the International
Purchase Plan will be reported to the Israel taxing authorities.

Withholding/Social Insurance

     Israel law requires your Employer Subsidiary to pay income tax withholding and social insurance contributions calculated on the basis of the Net Proceeds.
  You shall
be required to reimburse your Employer Subsidiary for any such income tax withholding
and any employee social insurance contributions payable in respect of the purchase
and sale of Company Shares under the International Purchase Plan.  Your Employer

Subsidiary shall furnish you a notice after the end of each Exercise Period c indicating your reimbursement liability to the Employer Subsidiary. Such reimbursement amount
shall be payable upon demand. If the full amount is not paid by the time that the next payroll is being calculated, your Employer Subsidiary shall be authorized to
deduct the full amount from your next paycheck(s).

                         COUNTRY ADDENDUM
                            (Italy)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

     Participation in the International Purchase Plan will be reported to the Italian taxing authorities. Your sale of the Company Shares will also be reported as required.


Withholding/Social Insurance

     Presently, there are no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan. If the laws of Italy change with respect to this, you shall be
required to reimburse your Employer Subsidiary for any income tax withholding and any
employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan.

                         COUNTRY ADDENDUM
                            (Korea)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending uponyour individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.
Both employer and employee social insurance contributions will also have to be paid in
respect of such purchase in amounts also based upon a percentage of the Spread. (See Withholding/Social Insurance, below.)

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

     Participation in the International Purchase Plan will be reported to the Korean taxing authorities. Your sale of the Company Shares will also be reported as required.

Withholding/Social Insurance

     You shall be required to reimburse your Employer Subsidiary for any employee social insurance contributions payable in respect of the purchase of Company
 Shares
under the International Purchase Plan.  Your Employer Subsidiary shall furnish you a
notice after the end of each Exercise Period indicating your liability to the
 Employer
subsidiary for social insurance contributions. Such reimbursement amount shall be
payable upon demand.  If not paid in time to be reported to your Payroll
 Department,
such amount shall be deducted from your next paycheck(s).

     Presently, there is no income tax withholding payable in respect of the purchase of
Company Shares under the International Purchase Plan.  If the laws of Korea change
with respect to this, you shall be required to reimburse the Employer Subsidiary for any
income tax withholding payable in respect of the purchase of Company Shares under
the International Purchase Plan.

                         COUNTRY ADDENDUM
                            (Japan)

Direct Deposits into Employee Accounts

     If you are an employee of LSI Logic's Japanese Employer Subsidiaries (LSI Logic
Japan Semiconductor, LSI Logic K. K. and the Japan Branch of LSI Logic
 International
Services, Inc.) and desire to participate in the International Purchase Plan, a bank
account will be set up for you in your own name at a Japanese bank (the
 "Employee
Gank Account").  In order to participate in the International Purchase Plan, you must
direct your Employer Subsidiary to make a direct deposit into such Employee
 Bank
Account of from 1% to 10% of your Eligible Compensation. In accordance with your direction, the Employer Subsidiary will remit the relevant portion of the
compensation to the Employee Bank Account. The percentage you instruct your Employer Subsidiary to deposit must be expressed in whole numbers.

     You may withdraw funds from the Employee Bank Account at any time. If you withdraw from that account any funds in such account, however, you will be deemed to
have withdrawn from the International Purchase Plan, regardless of whether any funds
are left in the Employee Bank Account as of an Exercise Date.  In such case, you would
not be able to re-enroll in the International Purchase Plan until the next
 Enrollment
Period.

     You will not be able to deposit any other funds in the Employee Bank
 Account.

     If, as of the Exercise Date, you are still a participant in the International Purchase
Plan, funds in the Employee Bank Account as of a particular Exercise Date
 (excluding
interest) will be used to purchase Company Shares at the Exercise Price calculated in
accordance with the International Purchase Plan.

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.


     Funds direct deposited under the International Purchase Plan to Employee
 Bank
Accounts are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares will be treated as a taxable event giving rise to income likely to be characterized as "employment income" equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.
This employment income will be taxed at the applicable marginal tax rate.

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the calculation of taxable gain or
loss arising out of such sales.  (See "Withholding/Social Insurance" below.)

     Your participation in the International Purchase Plan may be reported to the
Japanese taxing authorities.  Your sale of the Company Shares may also be reported
as required.

Withholding/Social Insurance

     Presently, there are no Japanese income tax withholding or employee social insurance contributions payable in repect of the purchase of those Company
 Shares.  If
Japanese laws change with respect to this, you shall be required to reimburse your
Employer Subsidiary for any income tax withholding and any employee social insurance
contributions payable in respect of the purchase of Company Shares under the International Purchase Plan.

Additional Limitation on Number of Shares Purchasable for Employees who are Residents of Japan

     In addition to the other limitations imposed under the International Purchase Plan, a limitation is imposed on the number of Common Shares that employees of the Japanese Employer Subsidiaries as a group may pruchase under the International Purchase Plan. If, with respect to any Exercise Date (the "Pro Ration
 Exercise Date"),
the Company determines that it is necessary to limit purchases of Company
 Shares on
behalf of their employees under the International Purchase Plan in order to avoid
issuances of Company Shares in an aggregate amount of yen 500,000,000 or more over any two year period, then:

          (i) The Company shall use for the purpose of purchasing Company Shares only that portion (the "Subject Fraction") of the aggregate sum directly deposited into
Employee Bank Accounts under the International Purchase Plan that the Company believe maintain the aggregate yen amount of such purchases of Company Shares below yen 500,000,000 over the two year period ending on the current Exercise
 Date
 (or
such other amount that the Company may determine as necessary or appropriate to ensure compliance with applicable securities laws).

          (ii) To the extent feasible without issuance of fractional shares, as to each participating employee employed by a Japanese Employer Subsidiary, the Company shall issue to the employee at the Exercise Price the maximum number of Company Shares that can be purchased with the Subject Fraction of the funds (excluding interest)
in the Employee Bank Account.

                         COUNTRY ADDENDUM
                          (Singapore)


Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.

     Under Singapore law presently, your sale of the Company Shares does not give rise to a taxable event.

     Your participation in the International Purchase Plan will be reported to the
Singapore taxing authorities.

Withholding/Social Insurance

     Presently, there is no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan. If the laws of Singapore change with respect to this, you
shall be required to reimburse your Employer Subsidiary for any income tax withholding
and any employee social insurance contributions payable in respect of the purchase of
Company Shares under the International Purchase Plan.


                         COUNTRY ADDENDUM
                            (Spain)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the International Purchase Plan. It is not intended as tax advice or as a definitive or complete description of such tax consequences.  Actual tax consequences may vary depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.  In
addition, a "payment-on-account" is added to your income and is calculated as a percentage of the Spread. This "payment-on-account" is a cost borne by your Employer Subsidiary. The "payment-on-account" is allowed as a credit against your
personal income tax liability.

     In addition, a second taxable event may occur upon your sale of the Company

Shares.  On such sale, if there is a difference between the sale price of the
 Company
Shares and the fair market value of the Company Shares as of the date of purchase
under the International Purchase Plan, such sale may give rise to taxable gain or loss,
as the case may be.  Consult your individual tax advisor regarding the proper tax
treatment of gain or loss arising from such sales.

     Your participation in the International Purchase Plan will be reported to the Spanish taxing authorities. Your sale of the Company Shares will also be reported as required.

Withholding/Social Insurance

     Presently, there are no employee social insurance contributions payable in respect of the purchase of Company Shares under the International Purchase Plan.  If the laws
of Spain change with respect to this, you shall be required to reimburse the
 Employer
Subsidiary for any employee social insurance contributions payable in respect of the
purchase of Company Shares under the International Purchase Plan.

                  COUNTRY ADDENDUM
                            (Sweden)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase  Plan.

     Employee contributions to the International Purchase Plan are not excluded from your reported income and are not deductible.

     Your purchase of Company Shares under the International Purchase Plan will be treated as a taxable event giving rise to taxable income equal to the difference
 (the
"Spread") between the fair market value as of the date of purchase of the
 Company
Shares and the purchase price actually paid under the International Purchase
 Plan.
Social tax contributions will have to be paid with respect to the Spread.
 (See
Withholding/Social Tax, below.)

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

     Your participation in the International Purchase Plan may be reported to the
Swedish taxing authorities.  Your sale of the Company Shares may also be reported as
required.

Withholding/Social Tax

     You will be required to reimburse your Employer Subsidiary for any employee social tax contributions payable in respect of participation in the International
 Purchase Plan.
Your Employer Subsidiary shall furnish you a notice after the end of each
 Exercise
Period indicating your liability to your Employer Subsidiary for social tax contributions.
Such reimbursement amount shall be payable upon demand.  If not paid in time to be
reported to your Payroll Department, such amount shall be deducted from your next
paycheck(s).

     Presently, there is no income tax withholding payable in respect of your participation in the International Purchase Plan.  If the laws of Sweden change with respect to this,
you shall be required to reimburse your Employer Subsidiary for any income tax withholding payable in respect of your participation in the International
 Purchase Plan.



                         COUNTRY ADDENDUM
                            (Taiwan)

Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences.  Actual tax consequences may vary
depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from reported income of the employee and are not deductible.

     Your purchase of Company Shares will not be treated as a taxable event under current Taiwan law.  An amount equal to the difference (the "Spread") between the fair
market value as of the date of purchase of the Company Shares and the purchase price actually paid under the International Plan will not be treated as taxable income.

     Under Taiwan law presently, your sale of the Company Shares should not give rise to a taxable event since the income would be regarded as foreign sourced income,

since the stock would be sold outside Taiwan.  Consult your individual tax advisor
regarding the proper tax treatment of gain or loss arising from such sales.

Withholding/Social Insurance

     Presently, there are no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the

International Purchase Plan.  If the laws of Taiwan change with respect to this, you shall
be required to reimburse your Employer Subsidiary for any income tax withholding
 and
any employee social insurance contributions payable in respect of the purchase of
Company Shares under the International Purchase Plan.

                         COUNTRY ADDENDUM
                        (United Kingdom)


Tax Consequences

     The following summarizes the likely tax consequences related to participation in the
International Purchase Plan.  It is not intended as tax advice or as a definitive or
complete description of such tax consequences. Actual tax consequences may vary depending upon your individual circumstances; therefore, you are strongly advised to
consult your own independent tax advisor regarding tax consequences of participation
in the International Purchase Plan.

     Employee contributions to the International Purchase Plan are not excluded from reported income of the employee and are not deductible.

     The plan is not an approved plan under United Kingdom law. Your purchase of
Company Shares under the International Purchase Plan will be treated as a taxable
event giving rise to taxable income equal to the difference (the "Spread")
 between the
fair market value as of the date of purchase of the Company Shares and the purchase
price actually paid under the International Purchase Plan.

     In addition, a second taxable event occurs upon your sale of the Company Shares.
On such sale, if there is a difference between the sale price of the Company
 Shares
and the fair market value of the Company Shares as of the date of purchase under the
International Purchase Plan, such sale will give rise to taxable gain or loss, as the case
may be.  Consult your individual tax advisor regarding the proper tax treatment of gain
or loss arising from such sales.

     Your participation in the International Purchase Plan will be reported to the U.K.
taxing authorities. Your sale of the Company Shares will also be reported as required.


Withholding/Social Insurance

     Presently, there is no income tax withholding or employee social insurance contributions payable in respect of the purchase of Company Shares under the

International Purchase Plan.  If the laws of  the United Kingdom change with respect to
this, you shall be required to reimburse the Employer Subsidiary for any income tax
withholding and any employee social insurance contributions payable in respect of the
purchase of Company Shares under the International Purchase Plan.